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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 26, 2004



                             ABLE LABORATORIES, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



        Delaware                      001-11352                 04-3029787
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(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


                 6 Hollywood Court, South Plainfield, NJ 07080
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              (Address of Principal Executive Offices) (Zip Code)


                                 (908) 754-2253
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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    (Former Name or Former Address, of Changed if Changed Since Last Report)


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ITEM 7. EXHIBITS

      99.1   Press Release issued by Able Laboratories, Inc. on April 26, 2004.

      99.2   Press Release issued by Able Laboratories, Inc. on April 27, 2004.

      99.3   Press Release issued by Able Laboratories, Inc. on April 27, 2004.

ITEM 9. REGULATION FD DISCLOSURE

     On April 27, 2004, Able Laboratories, Inc. announced in a press release the appointment of Garth Boehm Ph.D. to the position of Senior Vice President and Chief Scientific Officer. The press release is attached hereto as Exhibit 99.1.

     On April 27, 2004, Able Laboratories, Inc. announced in a press release the appointment of Robert J. Mauro to the position of President and Chief Operating Officer. The press release is attached hereto as Exhibit 99.2.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 26, 2004, Able Laboratories, Inc. issued a press release announcing its results of operations for the fiscal quarter ending March 31, 2004. The press release is attached hereto as Exhibit 99.3.

     The information in this Current Report on Form 8-K, including the attached press releases, is being furnished, and not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information in this Current Report on Form 8-K is not subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. Able Laboratories, Inc. does not intend the information in this Current Report on Form 8-K to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

     This Current Report on Form 8-K includes forward-looking statements that reflect the registrant's current expectations about its future performance, including statements concerning market investments, sales and earnings. These forward-looking statements rely on a number of assumptions and estimates that could be inaccurate and which are subject to risks and uncertainties. Actual results could vary materially from those anticipated or expressed in any forward-looking statement made by the registrant. Please refer to the registrant's most recent Annual Report on Form 10-K and subsequent filings for a further discussion of these risks and uncertainties. The registrant disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this Current Report on Form 8-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ABLE LABORATORIES, INC.


Date: April 28, 2004                   By: /s/ Robert Weinstein
                                           -------------------------------------
                                           Robert Weinstein
                                           Chief Financial Officer





















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                                  EXHIBIT INDEX




NUMBER                  DESCRIPTION
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99.1      Press Release dated April 27, 2004 entitled "Able Laboratories
          Appoints Garth Boehm Ph.D. Senior Vice President and Chief Scientific Officer."

99.2 Press Release dated April 27, 2004 entitled "Able Laboratories Announces Appointment of Robert J. Mauro President and Chief Operating Officer."

99.3 Press Release dated April 26, 2004 entitled "Able Laboratories Reports Fourth Quarter 2003 Results."

































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